SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                 -------------

                                   FORM 8-K


                                CURRENT REPORT

                    PURSUANT TO SECTION 13 or 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): April 17, 1997
                                                         --------------

                              I.C.H. CORPORATION
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)


        Delaware                         1-7697                 43-6069928
----------------------------          -----------            ----------------
(State or other jurisdiction          (Commission            (I.R.S. Employer
    of incorporation)                 File Number)           Identification No.)


      9404 Genesee Avenue, LaJolla, CA                             92037
      ----------------------------------------                  ----------
      (Address of principal executive offices)                  (Zip Code)


     Registrant's telephone number, including area code:    (619) 587-8533
                                                            --------------

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Item 5. Other Events.
        -------------

     On February 7, 1997, the United States Bankruptcy Court for the Northern District of Texas, Dallas Division Bankruptcy Court entered an order confirming the I.C.H. Corporation First Amended Joint Plan of Reorganization (the "Joint Plan") under Chapter 11 of the United States Bankruptcy Code. The effective date of the Joint Plan occurred on February 19, 1997 (the "Effective Date"). As of the Effective Date, the I.C.H. Corporation had no significant business operations. Set forth below is the audited opening balance sheet of I.C.H. Corporation as of the Effective Date.

                                ICH CORPORATION

                          CONSOLIDATED BALANCE SHEET

                    WITH REPORT OF INDEPENDENT ACCOUNTANTS

                            as of February 19, 1997

                               Coopers & Lybrand


                       Report of Independent Accountants


To the Board of Directors
ICH Corporation:

We have audited the accompanying consolidated balance sheet of ICH Corporation (the "Company," the entity which emerged from Chapter 11 bankruptcy) as of February 19, 1997. This consolidated balance sheet is the responsibility of the Company's management. Our responsibility is to express an opinion on the consolidated balance sheet based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated balance sheet is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures accompanying the consolidated balance sheet. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the consolidated balance sheet presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the consolidated balance sheet referred to above presents fairly, in all material respects, the financial position of ICH Corporation as of February 19, 1997, in conformity with generally accepted accounting principles.


                                                       Coopers & Lybrand L.L.P



Dallas, Texas
April 17, 1997

                                ICH CORPORATION
                          CONSOLIDATED BALANCE SHEET
                            as of February 19, 1997


                                    ASSETS

Current assets:

   Cash and cash equivalents                                   $    500,000

   Other assets                                                     200,000

   Account receivable                                             2,790,203

   Subsidiary held for sale                                       5,000,000

   Real estate held for sale                                      3,700,000

    Total assets                                                $12,190,203


                             STOCKHOLDERS' EQUITY


Preferred stock, $0.01 par value, $1,000,000
  authorized, none issued and outstanding                       $        --

Common stock, $0.01 par value, 9,000,000
  authorized (see Note 7)                                                --

Paid-in capital                                                  12,190,203
                                                                 ----------
           Total stockholders' equity                           $12,190,203




              The accompanying notes are an integral part of the
                         consolidated balance sheet.

                                ICH CORPORATION
                      NOTES TO CONSOLIDATED BALANCE SHEET


1. Organization
   ------------


   ICH Corporation, referred to as Reorganized ICH Corporation (the "Company"), is the successor to ICH Corporation (the "Predecessor Company"). On October 10, 1995, the Predecessor Company and three of its wholly-owned subsidiaries filed voluntary petitions for relief under Chapter 11 of Title 11 of the United States Bankruptcy Code (the "Code") in the United States Bankruptcy Court for the Northern District of Texas, Dallas Division (the "Bankruptcy Court"). The Predecessor Company continued to operate and manage its assets and business as a debtor in possession as authorized by Chapter 11 of the Code. The Predecessor Company sold seven of eight insurance subsidiaries and also sold all of the business of Bankers Multiple Line Insurance Company ("BML"), its remaining insurance subsidiary, through an assumption reinsurance agreement. The Company's Joint Plan of Reorganization (the "Reorganization Plan") was confirmed on February 7, 1997 by the Bankruptcy Court and became effective on February 19, 1997 (the "Reorganization Date"). As of the Reorganization Date, the Company had no significant business operations.

   Lone Star Liquidating Trust (the "Trust") was created on the Reorganization Date as a vehicle to liquidate and distribute assets owned by the Predecessor Company to the claimants. The Reorganization resulted in the complete satisfaction, discharge and release of all claims against and interests in the Company. The Company retained certain designated assets and emerged from Chapter 11 owned by its existing preferred and common stockholders. Existing shares of the Predecessor Company's preferred and common stock were canceled, and the Company issued new common stock. See
   Note 7.

   Assets retained by the Trust and postpetition and other liabilities are not reflected in this consolidated balance sheet as the Company does not have legal title to the assets nor any obligations to satisfy the liabilities.


2. Consolidation:
   --------------

   The consolidated balance sheet includes the accounts of the Company and both of its wholly-owned subsidiaries SWL Holding Corporation ("SWL Holding") and Care Financial Corporation ("Care") which owns 100% of BML. The Company and its wholly-owned subsidiaries currently have no ongoing business operations

                                ICH CORPORATION
                NOTES TO CONSOLIDATED BALANCE SHEET, Continued


3. Significant Accounting Policies:
   -------------------------------

   Cash and Cash Equivalents
   -------------------------

   The Company considers all highly liquid investments with an original maturity of three months or less to be cash equivalents.

   Use of Estimates
   ----------------

   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

   Fresh-Start Reporting
   ---------------------

   As holders of existing voting shares immediately before filing and confirmation of the Reorganization Plan received less than 50% of the voting shares of the emerging entity and as reorganization value was estimated to be less than postpetition liabilities and allowed claims, the Company adopted "fresh-start" reporting in accordance with the American Institute of Certified Public Accountants' Statement of Position 90-7. Accordingly, assets have been restated to reflect reorganization value, which approximates fair value at the Reorganization Date.

   In determining the applicability of fresh-start reporting, the reorganization value of the Company was determined based on the reorganization value of the Predecessor Company prior to the confirmation of the Reorganization Plan. As the Company currently has no operations, management did not anticipate future earnings in determining reorganization value. Accordingly, reorganization value equals management's estimates of the fair value of assets prior to the confirmation of the Reorganization Plan.

   As a result of adjusting the assets to fair value with the adoption of fresh-start reporting, the Company increased the carrying value of real estate held for sale by $961,000.

                                ICH CORPORATION
                NOTES TO CONSOLIDATED BALANCE SHEET, Continued


4. Account Receivable:
   -------------------

   Account receivable represents a receivable from the Trust in accordance with the Reorganization Plan. The Company was to receive $2,500,000 in cash, plus proceeds of $500,000 from the settlement of a claim with a former affiliate, for a total of $3,000,000. This receivable balance includes the total of $3,000,000, less approximately $200,000 in costs related to the pending acquisition (see Note 10). The Company received the balance in full within two days of the reorganization in accordance with the Reorganization Plan.


5. Subsidiary Held for Sale:
   -------------------------

   BML is a property and casualty insurer domiciled in the state of Illinois and licensed in all fifty states. As of February 19. 1997, BML has ceded 100% of its insurance operations and holds debt securities to maintain its insurance licenses, as well as limited partnership investments, real estate and affiliated common stock. Per the Reorganization Plan, the Trust has legal title to net tangible assets of BML which, as of February 19, 1997, included total assets and total liabilities (unaudited) of approximately $34,400,000 and $1,700,000, respectively, recorded in accordance with statutory accounting principles.

   Under the terms of the Reorganization Plan, the Company has the option through May 22, 1997 to transfer to the Trust all of the outstanding capital stock of BML in return for a payment of $5,000,000 from the Trust. The Company plans to sell BML, effectively for the value of its insurance licenses, prior to May 22, 1997 or exercise its option to the Trust for $5,000,000.


6. Real Estate:
   ------------

   Real estate consists of Perry Park, a property located in Owen County, Kentucky consisting of 2,397 acres, including an 18 hole golf course, club house, restaurant, approximately 227 salable lots (232 have been sold and developed), three lakes, additional platted but undeveloped lots, and vacant acreage. As of March 6, 1997, the appraised value of the Perry Park property established a value ranging from $3,700,000 to $4,300,000.

                                ICH CORPORATION
                NOTES TO CONSOLIDATED BALANCE SHEET, Continued


7. Equity:
   -------

   On the Reorganization Date, all of the outstanding equity securities ("Predecessor common stock" and "Predecessor preferred stock") of the Predecessor Company were canceled. The Company's Restated Certificate of Incorporation authorizes the issuance of 9,000,000 shares of common stock ("the Company's common stock") and l,000,000 shares of preferred stock. Holders of the Predecessor stocks have a two-year period in which to exchange the canceled shares for the Company's common stock. Holders of Predecessor stock will receive 0.0269 shares of the Company's common stock for each share of Predecessor common stock and 0.2 shares of the Company's common stock for each share of Predecessor preferred stock.

   For a period 40 days from the Reorganization Date, holders of Predecessor preferred stock could elect to receive a single cash payment of $0.36 per share, to a maximum of $234, in lieu of receiving the Company's common stock. For that same 40 day period, holders of Predecessor common stock could elect to receive a single cash payment of $0.05 per share, to a maximum of $250, in lieu of receiving the Company's common stock.

   Holders of less than 101 shares of Predecessor common stock and 14 shares of Predecessor preferred stock (collectively, the "nominal shareholders") are excluded from the conversion into the Company's common stock and from any cash payments.

   Based on the number of outstanding shares of Predecessor common and preferred stock on the Reorganization Date, after considering the nominal shareholders, approximately 2,881,000 shares of the Company's common stock could be issued. Upon conversion, the par value of the issued common stock will be transferred from paid-in capital to common stock. As a result of the cash payment option and the likelihood that some Predecessor shareholders may not exercise their conversion option during the two-year period, management has not determined the ultimate number of shares of common stock which will be issued upon conversion

                                ICH CORPORATION
                NOTES TO CONSOLIDATED BALANCE SHEET, Continued


   As of February 19, 1997, the Company declared a dividend of one right (the "Rights") for each share of the Company's common stock. Each Right represents the right to purchase one one-thousandth of a share of Series A Junior Participating Preferred Stock (the "Junior preferred stock"). The Rights have an exercise price of $10.07 per right and are exercisable until February 19, 1999. One thousand shares of the Company's authorized preferred stock have been reserved for issuance upon the exercise of the Rights. The Junior preferred stock has voting rights equal to l,000 votes per share and is entitled to receive dividends, on a cumulative basis, payable in cash, equal to 1,000 times the aggregate per share amount of all cash dividends or all noncash dividends or other distributions declared on the Company's common stock. Upon liquidation, the Junior preferred stock is entitled to receive an aggregate amount per share equal to 1,000 times the aggregate amount to be distributed per share to the holders of shares of common stock plus any accrued and unpaid dividends.


8. Stock Options:
   -------------

   The Company has two stock option plans, the Employee Stock Option Plan (the "ESP") and the Director Stock Option Plan (the "DSP", collectively the "Option plans"). The ESP provides for the grant of incentive stock options and nonqualifying options to eligible officers and employees. The DSP authorizes annual grants of 5,000 options to eligible directors subject to an individual maximum of 40,000 options and an aggregate maximum of 280,000 options. The DSP also authorizes grants to individuals who have provided special services to the Company and special grants to eligible participants, at the discretion of the Option Committee of the Board of Directors. Options granted under the Option plans expire ten years from the date of grant. The Company has reserved 1,000,000 shares and 400,000 shares of the Company's common stock for the ESP and the DSP, respectively.

   Effective February 19, 1997, the Company granted 221,000 options under the ESP, including 176,000 to an officer and director of the Company as part of his two-year employment agreement, and 35,000 options under the DSP. The options were granted at the estimated fair value of the stock on February 19, 1997 with an exercise price of $2.17 per share.

                                ICH CORPORATION
                NOTES TO CONSOLIDATED BALANCE SHEET, Continued


9. Income Taxes:
   -------------

   Differences exist between the Company's carrying amounts of assets for financial reporting purposes and the amounts used for tax purposes. The Company's tax basis in the BML stock significantly exceeds its carrying value for financial reporting purposes; however, as any tax loss generated on the sale of BML stock could be limited pursuant to the Internal Revenue Code and Treasury regulations thereunder, no deferred tax asset has been recorded for the difference.

   The Company's tax basis in real estate held for sale is approximately $8,000,000, resulting in a deferred tax asset of $1,460,000 using a 34% federal rate. The Company recorded a full valuation allowance against this deferred tax asset due to the uncertainty surrounding its realizability as of February 19, 1997.


10. Pending Acquisition:
    --------------------

   Effective February 7, 1997, the Company entered into an agreement to purchase all of the outstanding capital stock of Sybra, Inc. ("Sybra"), a Michigan Corporation. Sybra operates a chain of fast food restaurants (150 at September 28, 1996) clustered in four regions, primarily Texas, Michigan, Pennsylvania and Florida, as a franchisee of Arby's, Inc. The purchase price is approximately $40,000,000, and the expected closing date of the acquisition is before April 30, 1997. As a condition to the agreement, the Company must obtain formal commitment letters for the financing of at least $31,000,000 to fund the acquisition.

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to the signed on its behalf by the undersigned hereunto duly authorized.

                              I.C.H. CORPORATION


                              By:      s/ James R. Arabia
                                    ---------------------------
                                    Name:  James R. Arabia
                                    Title: President



Date: May 21, 1997